UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  July 19, 2005
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                              Parke Bancorp, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


          New Jersey                  333-122406                65-1241959
----------------------------    ---------------------     ----------------------
(State or other jurisdiction    (Commission File No.)        (IRS Employer
 of incorporation)                                        Identification Number)


601 Delsea Drive, Washington Township, New Jersey                   08080
-------------------------------------------------              --------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:   (856) 256-2500
                                                      --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_|  Written communications pursuant to Rule 425 under the Securities Act

     |_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     |_| Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

                               PARKE BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

                        Section 2 - Financial Information

Item 2.02.  Results of Operations and Financial Condition.

     On July 19, 2005, the Registrant issued a press release to report earnings for the quarter ended June 30, 2005. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1 and incorporated herein by reference.

                  Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

         (c) Exhibits:

             Exhibit 99.1 - Press Release, dated July 19, 2005
             ------------

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       PARKE BANCORP, INC.



Date: July 19, 2005                    By:  /s/ Ernest D. Huggard
                                           -------------------------------------
                                           Ernest D. Huggard
                                           Senior Vice President/Chief Financial
                                           Officer
                                           (Duly Authorized Representative)

                                Index to Exhibits

                               PARKE BANCORP, INC.

                           Current Report on Form 8-K
                               Dated July 19, 2005

Exhibit No.       Description
-----------       -----------
       99.1       Press Release, dated July 19, 2005